File Number: 33-84546
                                                   Filed Pursuant to Rule 497(c)
                                                   of the Securities Act of 1933


Pioneer America Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2005, as revised August 18, 2005


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer America Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

America Income invests for as high a level of current income as is consistent with the preservation of capital. The portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer America Income
VCT Portfolio

Investment objective
As high a level of current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities. These securities include:

   - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
   - Obligations issued by or guaranteed as to payment of principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association
      (GNMA) and Federal Housing Administration (FHA)

   - Securities issued by an agency or instrumentality that are not guaranteed by the U.S. Treasury, such as securities issued by Federal National Mortgage Association (FNMA), which are supported by the right to borrow money from the U.S. Treasury under certain circumstances, or securities issued by the Federal Home Loan Bank, which are supported solely by the credit of the agency

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio may invest in securities of any maturity. Although the average dollar weighted maturity of the portfolio's assets may vary significantly, it generally will not exceed 20 years.



Pioneer, the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity and sector weighting for the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, and sector and issuer diversification. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality. In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Principal risks of investing in the portfolio
Even though the portfolio seeks a high level of current income as is consistent with preservation of capital, you could lose money on your investment or the portfolio could fail to generate current income if:

   - Interest rates go up causing the value of the portfolio's investments to decline
   - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
   - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
   - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

   To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.


To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities. Mortgage derivatives held by the portfolio may have especially volatile prices and may have a disproportionate effect on the portfolio's share price.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some agencies and instrumentalities, such as FNMA, are only supported by the right to borrow money from the U.S. Treasury under certain circumstances. Other agencies and instrumentalities, such as the Federal Home Loan Bank, are supported solely by the credit of the agency. The guarantee by the U.S. Treasury or agency or instrumentality of the U.S. government applies only to payment of principal and interest and does not extend to the market value of the security.

Market segment risks
At times, more than 25% of the portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on March 1, 1995. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             1.04
'97             8.17
'98             7.88
'99            -2.84
'00            11.47
'01             6.21
'02            10.04
'03             3.71
'04             3.04

The highest calendar quarterly return was 4.96% (6/30/01 to 9/30/01).


The lowest calendar quarterly return was -2.47% (1/01/96 to 03/31/96).


Comparison with the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index. The Lehman Brothers Government Bond Index is a measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

   -  The sale of the shares at the end of the period
   -  Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2004)



                                                                                    Inception
                                                                        Since         Date
                                               1 Year     5 Years     Inception     (Class I)
---------------------------------------------------------------------------------------------
Class II                                         3.04        6.84         5.43       3/1/95
---------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index            3.48        7.48         7.15           --
---------------------------------------------------------------------------------------------
Lehman Brothers Fixed-Rate Mortgage-Backed
Securities Index                                 4.70        7.14         7.18           --
---------------------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses, based on the portfolio's latest fiscal year, you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                       Class II
--------------------------------------------------------------------------------
Management Fee                                                            0.55%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                      0.25%
--------------------------------------------------------------------------------
Other Expenses                                                            0.26%
--------------------------------------------------------------------------------
Total Operating Expenses                                                  1.06%
--------------------------------------------------------------------------------



Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
----------------------------------------------------
Class II      $108      $337      $585      $1,294
----------------------------------------------------



Non-principal investment strategies and related risks
As discussed, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on mortgage-backed securities, repurchase agreements and "when-issued" securities
The portfolio may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. These securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real estate. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. The other party's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash at low risk. However, in the event that the other party to the repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

The portfolio may purchase and sell securities, including GNMA certificates, on a when-issued or delayed delivery basis. These transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place at a fixed future date. The portfolio may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold. The market value of when-issued or delayed delivery transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.

Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.55% of the portfolio's average daily net assets. The fee is normally computed daily and aid monthly

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer America Income VCT Portfolio
Class II shares(a)

                                                                                      Year Ended      5/1/03 to
                                                                                       12/31/04       12/31/03
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $ 10.37        $ 10.57
Increase (decrease) from investment operations:
 Net investment income                                                                 $  0.41        $  0.21
 Net realized and unrealized loss on investments and foreign currency transactions       (0.11)         (0.15)
                                                                                       --------       --------
  Net increase from investment operations                                              $  0.30        $  0.06
Distributions to shareowners:
 Net investment income                                                                   (0.55)         (0.26)
 Net realized gain                                                                          --             --
                                                                                       --------       --------
 Net decrease in net asset value                                                       $ (0.25)       $ (0.20)
                                                                                       --------       --------
 Net asset value, end of period                                                        $ 10.12        $ 10.37
                                                                                       ========       ========
Total return*                                                                             3.04%          2.60%
Ratio of net expenses to average net assets+                                              1.06%**        1.01%**
Ratio of net investment income to average net assets+                                     3.29%**        2.42%**
Portfolio turnover rate                                                                     37%**          34%
Net assets, end of period (in thousands)                                               $13,791        $ 2,637
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.06%**        1.01%**
 Net investment income                                                                    3.29%**        2.42%**

(a)  Class II shares were first publicly offered on May 1, 2003.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized


+  Ratios with no reduction for fees paid indirectly.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

   - The sale of shares of a portfolio within a short period of time after the shares were purchased;
   -  Two or more purchases and redemptions within a short period of time; or
   - A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable before its acceptance or an order under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust


Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners,and quarterly reports filed with the Securities and Exchange Commission provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)


[LOGO] PIONEER
       Investments(R)
Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com                                               17295-01-0805
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC